                                                                      EXHIBIT 16


                           VAN KAMPEN AMERICAN CAPITAL
                      U.S. GOVERNMENT FUND - CLASS A SHARES
        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997



Formula                                                                    P(1+T)n     =     ERV

Including Payment of the Sales Charge
Net Asset Value                                                             $14.62
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,034.15     =     ERV
One year period ended 12/31/97                                                   1     =     n

TOTAL RETURN FOR THE PERIOD                                                  3.42%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                                             $14.62
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,085.67     =     ERV
One year period ended 12/31/97                                                   1     =     n

TOTAL RETURN FOR THE PERIOD                                                  8.57%     =     T


        TOTAL RETURN CALCULATION FIVE YEAR PERIOD ENDED DECEMBER 31, 1997


Formula                                                                    P(1+T)n     =     ERV

Including Payment of the Sales Charge
Net Asset Value                                                             $14.62
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,297.51     =     ERV
One year period ended 12/31/97                                                   5     =     n

TOTAL RETURN FOR THE PERIOD                                                  5.35%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                                             $14.62
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,361.85     =     ERV
One year period ended 12/31/97                                                   5     =     n

TOTAL RETURN FOR THE PERIOD                                                  6.37%     =     T


                           VAN KAMPEN AMERICAN CAPITAL
                      U.S. GOVERNMENT FUND - CLASS A SHARES

        TOTAL RETURN CALCULATION TEN YEAR PERIOD ENDED DECEMBER 31, 1997


Formula                                                                    P(1+T)n     =     ERV

Including Payment of the Sales Charge
Net Asset Value                                                             $14.62
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $2,141.89     =     ERV
One year period ended 12/31/97                                                  10     =     n

TOTAL RETURN FOR THE PERIOD                                                  7.91%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                                             $14.62
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $2,248.72     =     ERV
One year period ended 12/31/97                                                  10     =     n

TOTAL RETURN FOR THE PERIOD                                                  8.44%     =     T



          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997


Formula                                                                    P(1+T)n     =     ERV

Including Payment of the Sales Charge
Net Asset Value                                                             $14.62
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $3,417.85     =     ERV
Inception through 12/31/97                                                   13.59     =     n

TOTAL RETURN FOR THE PERIOD                                                   9.47%    =     T


Excluding Payment of the Sales Charge
Net Asset Value                                                             $14.62
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $3,587.88     =     ERV
Inception through 12/31/97                                                   13.59     =     n

TOTAL RETURN FOR THE PERIOD                                                   9.86%    =     T


                           VAN KAMPEN AMERICAN CAPITAL
                      U.S. GOVERNMENT FUND - CLASS A SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH DECEMBER 31, 1997


Formula                     ERV - P
                         -------------
                               P            =     T




Including Payment of the Sales Charge
Net Asset Value                                                        $14.62
Initial Investment                                                  $1,000.00      =     P
Ending Redeemable Value                                             $3,417.85      =     ERV

TOTAL RETURN FOR THE PERIOD                                           241.78%      =     T


Excluding Payment of the Sales Charge
Net Asset Value                                                        $14.62
Initial Investment                                                  $1,000.00      =     P
Ending Redeemable Value                                             $3,587.88      =     ERV

TOTAL RETURN FOR THE PERIOD                                           258.79%      =     T


                           VAN KAMPEN AMERICAN CAPITAL
                      U.S. GOVERNMENT FUND - CLASS B SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997


Formula                                                                    P(1+T)n     =     ERV

Including Payment of the CDSC
Net Asset Value                                                             $14.61
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,037.12     =     ERV
One year period ended 12/31/97                                                   1     =     n

TOTAL RETURN FOR THE PERIOD                                                  3.71%     =     T

Excluding Payment of the CDSC
Net Asset Value                                                             $14.61
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,077.12     =     ERV
One year period ended 12/31/97                                                   1     =     n

TOTAL RETURN FOR THE PERIOD                                                  7.71%     =     T


        TOTAL RETURN CALCULATION FIVE YEAR PERIOD ENDED DECEMBER 31, 1997



Formula                                                                    P(1+T)n     =     ERV

Including Payment of the CDSC
Net Asset Value                                                             $14.61
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,293.38     =     ERV
One year period ended 12/31/97                                                   5     =     n

TOTAL RETURN FOR THE PERIOD                                                  5.28%     =     T


Excluding Payment of the CDSC
Net Asset Value                                                             $14.61
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,307.33     =     ERV
One year period ended 12/31/97                                                   5     =     n

TOTAL RETURN FOR THE PERIOD                                                  5.51%     =     T


                           VAN KAMPEN AMERICAN CAPITAL
                      U.S. GOVERNMENT FUND - CLASS B SHARES

          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997



Formula                                                                    P(1+T)n     =     ERV

Including Payment of the CDSC
Net Asset Value                                                             $14.61
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,319.57     =     ERV
Inception through 12/31/97                                                    5.36     =     n

TOTAL RETURN FOR THE PERIOD                                                  5.31%     =     T


Excluding Payment of the CDSC
Net Asset Value                                                             $14.61
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,328.76     =     ERV
Inception through 12/31/97                                                    5.36     =     n

TOTAL RETURN FOR THE PERIOD                                                  5.45%     =     T


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH DECEMBER 31, 1997


Formula               ERV - P
                   ------------
                         P            =     T


Including Payment of the CDSC
Net Asset Value                                                        $14.61
Initial Investment                                                  $1,000.00      =     P
Ending Redeemable Value                                             $1,319.57      =     ERV

TOTAL RETURN FOR THE PERIOD                                            31.96%      =     T


Excluding Payment of the CDSC
Net Asset Value                                                        $14.61
Initial Investment                                                  $1,000.00      =     P
Ending Redeemable Value                                             $1,328.76      =     ERV

TOTAL RETURN FOR THE PERIOD                                            32.88%      =     T

                         VAN KAMPEN AMERICAN CAPITAL
                    U.S. GOVERNMENT FUND - CLASS C SHARES

       TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997


Formula                                                                    P(1+T)n     =     ERV

Including Payment of the CDSC
Net Asset Value                                                             $14.61
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,067.12     =     ERV
One year period ended 12/31/97                                                   1     =     n

TOTAL RETURN FOR THE PERIOD                                                  6.71%     =     T


Excluding Payment of the CDSC
Net Asset Value                                                             $14.61
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,077.12     =     ERV
One year period ended 12/31/97                                                   1     =     n

TOTAL RETURN FOR THE PERIOD                                                  7.71%     =     T


          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997


Formula                                                                    P(1+T)n     =     ERV

Including Payment of the CDSC
Net Asset Value                                                             $14.61
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,228.13     =     ERV
Inception through 12/31/97                                                    4.39     =     n

TOTAL RETURN FOR THE PERIOD                                                  4.79%     =     T

Excluding Payment of the CDSC
Net Asset Value                                                             $14.61
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,228.13     =     ERV
Inception through 12/31/97                                                    4.39     =     n

TOTAL RETURN FOR THE PERIOD                                                  4.79%     =     T

                           VAN KAMPEN AMERICAN CAPITAL
                      U.S. GOVERNMENT FUND - CLASS C SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH DECEMBER 31, 1997

Formula                     ERV - P
                          -----------
                              P          =     T



Including Payment of the CDSC
Net Asset Value                                                             $14.61
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,228.13     =     ERV

TOTAL RETURN FOR THE PERIOD                                                 22.81%     =     T

Excluding Payment of the CDSC
Net Asset Value                                                             $14.61
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,228.13     =    ERV

TOTAL RETURN FOR THE PERIOD                                                 22.81%     =     T



                              U.S. GOVERNMENT FUND

                           30 DAY SEC YIELD WORKSHEET
                       FOR PERIOD ENDING DECEMBER 30, 1997


                              CALCULATION OF YIELD


     The Fund calculates its yield quotations based on a 30-day period ended on the date of the most recent balance sheet included in the registration statement, by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                       a - b
                  YIELD (Y) = 2 [(------------- + 1)6 - 1]
                                        cd

Where: a = dividends and interest earned during the period b = expenses accured for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

           Class A
         ------------
         a = 13,643,023
         b = 1,751,616
         c = 155,266,274
         d = 15.34
         e = 6.07

Class B Shares

    Formula


      Class A Share Yield + Sales Charge Effect - Expense Differential

      Class A Share Yield                                                                       6.07%
      + Sales Charge Effect  (Maximum Sales Charge x Class A Share SEC Yield)
      4.75% x 6.07%                                                                              .29%
      - Expense Differential between Class A Shares and Class B Shares                           .83%
                                                                                               ------
      Class B Share SEC Yield                                                                   5.53%
                                                                                                =====




Class C Shares

    Formula

      Class A Share Yield + Sales Charge Effect - Expense Differential

      Class A Share Yield                                                                       6.07%
      + Sales Charge Effect  (Maximum Sales Charge x Class A Share SEC Yield)
      4.75% x 6.07%                                                                              .29%
      - Expense Differential between Class A Shares and Class C Shares                           .83%
                                                                                               ------
      Class C Share SEC Yield                                                                   5.53%
                                                                                                =====